UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2023

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 14, 2023, ePlus inc. (“ePlus”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”), as further described in Item 5.07 below, at which ePlus’ stockholders approved an amendment to ePlus’ Amended and Restated Certificate of Incorporation to limit the personal liability of certain officers of ePlus as permitted by recent amendments to the General Corporation Law of the State of Delaware (the “Amendment”). The Amendment was filed with the State of Delaware on September 15, 2023, and became effective on September 18, 2023. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were present, in person or by proxy, holders of 24,720,417 shares of our common stock, or 91.76% of all shares of common stock eligible to be voted at the meeting. The final voting results on all matters are disclosed below.

1.  Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the Proxy Statement).  Each nominee for director was elected by a vote of the shareholders as follows:

	For	Withheld	Broker Non-Vote
Renée Bergeron	23,846,575	43,816	830,026
Bruce M. Bowen	23,246,962	643,429	830,026
John E. Callies	23,031,384	859,007	830,026
C. Thomas Faulders, III	23,030,862	859,529	830,026
Eric D. Hovde	22,422,395	1,467,996	830,026
Ira A. Hunt, III	23,343,121	547,270	830,026
Mark P. Marron	23,260,169	630,222	830,026
Maureen F. Morrison	23,402,034	488,357	830,026
Ben Xiang	21,275,536	2,614,855	830,026

Each nominee was elected a director of ePlus.

2.  Advisory vote on the compensation of our named executive officers, as disclosed in our Proxy Statement (included as Proposal 2 in the Proxy Statement). The proposal was approved by a vote of shareholders as follows:

For:	22,531,163
Against:	1,319,973
Abstain:	39,255
Broker non-votes:	830,026

3.  Ratification of the selection of Deloitte & Touche LLP as our independent registered accounting firm for fiscal year 2024 (included as Proposal 3 in the Proxy Statement).  The proposal was approved by a vote of shareholders as follows:

For:	24,419,319
Against:	289,295
Abstain:	11,803

4.  Approval to amend ePlus' Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (included as Proposal 4 in the Proxy Statement).  The proposal was approved by a vote of shareholders as follows:

For:	20,260,870
Against:	3,580,009
Abstain:	49,512
Broker non-votes:	830,026

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Certificate of Amendment to the ePlus inc. Amended and Restated Certificate of Incorporation (filed herewith)

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: September 19, 2023